                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  August 22, 1999
                                                          ---------------


                         CAROLINA POWER & LIGHT COMPANY
               (Exact name of registrant as specified in charter)



       North Carolina            1-3382             54-0165465
       ---------------           ------         ------------------
       (State or other        (Commission          (IRS Employer
       jurisdiction of        File Number)      Identification No.)
       incorporation)


           411 Fayetteville Street
           Raleigh, North Carolina                27601-1748
           -----------------------                ----------
  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (919) 546-6111
                                                     --------------


                                      None
          ------------------------------------------------------------
          (former name or former address if changed since last report)
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                      INFORMATION TO BE INCLUDED IN REPORT

Item 5:  Other Events:
-------

     On August 22, 1999, Carolina Power & Light Company, a North Carolina corporation (the "Company"), and Florida Progress corporation, a Florida corporation, entered into the Agreement and Plan of Exchange, dated as of August 22, 1999, by and among Carolina Power & Light Company, Florida Progress Corporation and CP&L Holdings, Inc. The Agreement, including Exhibit A, the Plan of Share Exchange of Shares of Florida Progress Corporation for shares of CP&L Holdings, Inc., is filed herewith as Exhibit 2.1 and is hereby incorporated by reference. The other schedules and exhibits to this Agreement are omitted in accordance with the instructions to Item 601(b)(2) of Regulation S-K. Such schedules and exhibits are referenced in the Agreement and the Company hereby undertakes to supply the Securities and Exchange Commission supplementally with a copy of any such schedules or exhibits upon request.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.
-------

     c)  Exhibits
         --------
         Number  Exhibit
         ------  -------
         2.1 Agreement and Plan of Exchange, dated as of August 22, 1999, by and among Carolina Power & Light Company, Florida Progress Corporation and CP&L Holdings, Inc.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CAROLINA POWER & LIGHT COMPANY



Date:  August 30, 1999                 By: /s/ Glenn E. Harder
                                          ----------------------------
                                          Glenn E. Harder
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial Officer)

                               INDEX TO EXHIBITS

Exhibit No.                                 Description
-------------  ---------------------------------------------------------------------
2.1            Agreement and Plan of Exchange, dated as of August 22, 1999, by and among Carolina Power & Light Company, Florida Progress Corporation
               and CP&L Holdings, Inc.

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